UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 14, 2007

AVAYA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

211 Mount Airy Road
Basking Ridge, New Jersey	07920
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 953-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Avaya Inc. 2004 Long Term Incentive Plan

At Avaya Inc.’s (the “Company’s”) February 15, 2007 annual meeting, shareholders approved an amendment to the Company’s 2004 Long Term Incentive Plan (the “LTIP”) increasing the number of shares available for awards to be issued under the LTIP by 26 million shares.

Item 8.01.  Other Events.

Ubiquity Transaction

On January 12, 2007, the Company announced a tender offer by its wholly-owned subsidiary, Avaya International Enterprises Limited, to acquire Ubiquity Software Corporation plc, a company listed on the Alternative Investment Market (AIM) of the London Stock Exchange.  On February 15, 2007 the Company announced that all conditions of the tender offer have been satisfied or waived.  A press release relating to the tender offer is set forth as Exhibit 99.1.

Share Repurchase Program

On February 14, 2007, the Board of Directors of the Company authorized a new plan permitting the Company to repurchase up to $500 million of its outstanding shares of common stock from time to time over a two-year period commencing that date (the “2007 Repurchase Plan”).  The repurchases may be made at management’s discretion in the open market or in privately negotiated transactions in compliance with applicable securities laws and other legal requirements and are subject to market conditions, share price, the terms of the Company’s credit facility and other factors.  A press release relating to the 2007 Repurchase Plan is set forth as Exhibit 99.2.

Item 9.01(d).  Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Avaya Inc. 2004 Long Term Incentive Plan as amended effective February 15, 2007
(incorporated by reference to Exhibit 99.5 of the Company’s Definitive Proxy Statement for the 2007 Annual Meeting of Shareholders filed on Schedule 14A on December 22, 2006)
99.1	Press Release of Avaya Inc. dated February 15, 2007
99.2	Press Release of Avaya Inc. dated February 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: February 19, 2007	By:	/s/ Pamela F. Craven
Name: Pamela F. Craven
Title: Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Avaya Inc. 2004 Long Term Incentive Plan as amended effective February 15, 2007 (incorporated by reference to Exhibit 99.5 of the Company’s Definitive Proxy Statement for the 2007 Annual Meeting of Shareholders filed on Schedule 14A on December 22, 2006)

99.1	Press Release of Avaya Inc. dated February 15, 2007
99.2	Press Release of Avaya Inc. dated February 15, 2007